200800019189
Filed for Record in
POTTAWATOMIE OKLAHOMA
NANCY BRYCE
12-01-2008 At 03:03 pm.
ASSIGNMENT 13.00

Instrument 200800019189 PG 1 OF 1

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

THAT WHEREAS, Nitro Petroleum, Inc., 7250 NW Expressway, Ste 260, Oklahoma City, OK 73132, (hereinafter called ASSIGNOR), is the owner of an interest in the oil and gas leases covering the following described tracts of land situated in Pottawatomie County, State of Oklahoma:

Nancy Hubbard #1, C NE NW/4, Section 1-T8N-R2E, Pottawatomie County, OK; Walker #1, C NW NE/4, Section 1-T8N-R2E, Pottawatomie County, OK Krouch #1, C SE SE/4, Section 35-T9N-R2E, Pottawatomie County, OK, Krouch #2, C SW SE/4, Section 35-T9N-R2E, Pottawatomie County, OK.

NOW THEREFORE, for and in consideration of the sums of Ten Dollars ($10.00) and other valuable consideration paid by Sunpeaks Energy Inc., 501 W Broadway, Suite 800, San Diego, CA 92101(hereinafter called ASSIGNEE), the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR does hereby sell, transfer, set over and assign to ASSIGNEE, a one point two eight five seven one percent (1.28571%) working interest in and to the oil and gas leases it owns covering the above property, together with all rights incident thereto, and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

NO WARRANTY of title is made herein, either express or implied.

The terms hereof shall extend to and be binding upon the parties hereto, their heirs, legal representatives, successors, and assigns.

Dated this 21st day of November, 2008, but effective October 29, 2008.

Nitro Petroleum, Inc.

By : [signature]
Its ____________

State of Oklahoma
ss
County of Pott

Before me, the undersigned, a Notary Public, in and for said County and State, on this 21st day of November, 2008, personally appeared LARRY WISE to me known to be the identical person who subscribed the

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

THAT WHEREAS, Nitro Petroleum, Inc., 7250 NW Expressway, Ste 260, Oklahoma City, OK 73132, (hereinafter called ASSIGNOR), is the owner of an interest in the oil and gas leases covering the following described tracts of land situated in Pottawatomie County, State of Oklahoma:

Nancy Hubbard #1, C NE NW/4, Section 1-T8N-R2E, Pottawatomie County, OK; Walker #1, C NW NE/4, Section 1-T8N-R2E, Pottawatomie County, OK Krouch #1, C SE SE/4, Section 35-T9N-R2E, Pottawatomie County, OK, Krouch #2, C SW SE/4, Section 35-T9N-R2E, Pottawatomie County, OK.

NOW THEREFORE, for and in consideration of the sums of Ten Dollars ($10.00) and other valuable consideration paid by Sunpeaks Energy Inc., 501 W Broadway, Suite 800, San Diego, CA 92101(hereinafter called ASSIGNEE), the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR does hereby sell, transfer, set over and assign to ASSIGNEE, a one point two eight five seven one percent (1.28571%) working interest in and to the oil and gas leases it owns covering the above property, together with all rights incident thereto, and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

NO WARRANTY of title is made herein, either express or implied.

The terms hereof shall extend to and be binding upon the parties hereto, their heirs, legal representatives, successors, and assigns.

Dated this 21ST day of November, 2008, but effective October 29, 2008.

Nitro Petroleum, Inc.

By: ____________________

Its ____________________

State of Oklahoma

ss

County of Pott

Before me, the undersigned, a Notary Public, in and for said County and State, on this 21ST day of November, 2008, personally appeared [illegible] to me known to be the identical person who subscribed the